AMENDMENT
TO
MASTER INTERFUND LENDING AGREEMENT

THIS AMENDMENT (this “Amendment”), dated as of June 30, 2022, is made to the Master Interfund Lending Agreement dated December 15, 2017 (the “Master Agreement”) by and among the parties hereto. Capitalized terms used herein but not otherwise defined shall have their respective meanings as set forth in the Master Agreement.

W I T N E S S E T H:
WHEREAS, the parties hereto desire to amend the Master Agreement to modify the Funds that appear on Schedules A and B as set forth here;
NOW, THEREFORE, in consideration of the forgoing premises and mutual covenants, agreements and promises contained in this Amendment, the parties hereto, intending to be legally bound, agree as follows:
1.Amendment to the Master Agreement. Effective as of the date listed above, Schedules A and B to the Master Agreement are hereby deleted in their entirety and replaced with the amended and restated Schedules A and B attached hereto.
2.Except as specifically set forth herein, all other provisions of the Master Agreement shall remain in full force and effect.

3.Governing Law. This Amendment shall be governed by the laws of the State of Ohio.

4.Counterparts. This Amendment may be executed in counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized persons.

ALL FUNDS LISTED ON SCHEDULE A AND SCHEDULE B

By: /s/ E. Blake Moore, Jr.
Name: E. Blake Moore, Jr.
Title: President

TOUCHSTONE ADVISORS, INC.

By: /s/ E. Blake Moore, Jr.
Name: E. Blake Moore, Jr.
Title: CEO

By: /s/ Terrie A. Wiedenheft
Name: Terrie A. Wiedenheft
Title: CFO

SCHEDULE A – Borrowing Funds
Except as otherwise indicated below, for each Fund, the Master Agreement was effective as of the Effective Date.
Touchstone Strategic Trust

Touchstone Strategic Trust - Touchstone Anti-Benchmark US Core Equity Fund Touchstone Strategic Trust - Touchstone Balanced Fund
Touchstone Strategic Trust - Touchstone Dynamic Allocation Fund
Touchstone Strategic Trust - Touchstone Flexible Income Fund
Touchstone Strategic Trust - Touchstone Focused Fund
Touchstone Strategic Trust - Touchstone Growth Opportunities Fund
Touchstone Strategic Trust - Touchstone International Equity Fund
Touchstone Strategic Trust - Touchstone International Growth Fund
Touchstone Strategic Trust - Touchstone Large Cap Focused Fund
Touchstone Strategic Trust - Touchstone Large Cap Fund
Touchstone Strategic Trust - Touchstone Large Company Growth Fund
Touchstone Strategic Trust - Touchstone Mid Cap Growth Fund
Touchstone Strategic Trust - Touchstone Sands Capital Emerging Markets Growth Fund Touchstone Strategic Trust - Touchstone Sands Capital International Growth Fund
Touchstone Strategic Trust - Touchstone Small Company Fund
Touchstone Strategic Trust - Touchstone Global ESG Equity Fund Touchstone Strategic Trust - Touchstone Strategic Income Opportunities Fund
Touchstone Strategic Trust - Touchstone Value Fund Touchstone Strategic Trust – Touchstone Core Municipal Bond Fund
Touchstone Variable Series Trust

Touchstone Variable Series Trust - Touchstone Balanced Fund
Touchstone Variable Series Trust - Touchstone Bond Fund
Touchstone Variable Series Trust - Touchstone Common Stock Fund
Touchstone Variable Series Trust - Touchstone Small Company Fund
Touchstone Funds Group Trust

Touchstone Funds Group Trust - Touchstone Active Bond Fund
Touchstone Funds Group Trust - Touchstone Dividend Equity Fund Touchstone Funds Group Trust - Touchstone International ESG Equity Fund
Touchstone Funds Group Trust - Touchstone High Yield Fund
Touchstone Funds Group Trust - Touchstone Mid Cap Fund
Touchstone Funds Group Trust - Touchstone Mid Cap Value Fund
Touchstone Funds Group Trust - Touchstone Sands Capital Select Growth Fund
Touchstone Funds Group Trust - Touchstone Small Cap Fund
Touchstone Funds Group Trust - Touchstone Small Cap Value Fund
Touchstone Funds Group Trust - Touchstone Ares Credit Opportunities Fund
Touchstone Funds Group Trust - Touchstone Impact Bond Fund Touchstone Funds Group Trust – Touchstone Anti-Benchmark International Core Equity Fund
Touchstone Institutional Funds Trust
No Active Funds Currently

SCHEDULE A – Borrowing Funds Continued

Touchstone ETF Trust
Touchstone ETF Trust – Touchstone Dividend Select ETF
Touchstone ETF Trust – Touchstone Strategic Income ETF
Touchstone ETF Trust – Touchstone US Large Cap Focused ETF

SCHEDULE B – Lending Funds
Except as otherwise indicated below, for each Fund, the Master Agreement was effective as of the Effective Date.
Touchstone Strategic Trust

Touchstone Strategic Trust - Touchstone Anti-Benchmark US Core Equity Fund Touchstone Strategic Trust - Touchstone Balanced Fund
Touchstone Strategic Trust - Touchstone Flexible Income Fund
Touchstone Strategic Trust - Touchstone Focused Fund
Touchstone Strategic Trust - Touchstone Growth Opportunities Fund
Touchstone Strategic Trust - Touchstone International Equity Fund
Touchstone Strategic Trust - Touchstone International Growth Fund
Touchstone Strategic Trust - Touchstone Large Cap Focused Fund
Touchstone Strategic Trust - Touchstone Large Cap Fund
Touchstone Strategic Trust - Touchstone Large Company Growth Fund
Touchstone Strategic Trust - Touchstone Mid Cap Growth Fund
Touchstone Strategic Trust - Touchstone Sands Capital Emerging Markets Growth Fund Touchstone Strategic Trust - Touchstone Sands Capital International Growth Fund
Touchstone Strategic Trust - Touchstone Small Company Fund
Touchstone Strategic Trust - Touchstone Global ESG Equity Fund Touchstone Strategic Trust - Touchstone Strategic Income Opportunities Fund
Touchstone Strategic Trust - Touchstone Value Fund
Touchstone Variable Series Trust

Touchstone Variable Series Trust - Touchstone Balanced Fund
Touchstone Variable Series Trust - Touchstone Bond Fund
Touchstone Variable Series Trust - Touchstone Common Stock Fund
Touchstone Variable Series Trust - Touchstone Small Company Fund
Touchstone Funds Group Trust

Touchstone Funds Group Trust - Touchstone Active Bond Fund
Touchstone Funds Group Trust - Touchstone Anti-Benchmark International Core Equity Fund Touchstone Funds Group Trust - Touchstone International ESG Equity Fund
Touchstone Funds Group Trust - Touchstone High Yield Fund
Touchstone Funds Group Trust - Touchstone Mid Cap Fund
Touchstone Funds Group Trust - Touchstone Mid Cap Value Fund
Touchstone Funds Group Trust - Touchstone Sands Capital Select Growth Fund
Touchstone Funds Group Trust - Touchstone Small Cap Fund
Touchstone Funds Group Trust - Touchstone Small Cap Value Fund
Touchstone Funds Group Trust - Touchstone Impact Bond Fund
Touchstone Funds Group Trust - Touchstone Ares Credit Opportunities Fund Touchstone Funds Group Trust- Touchstone Dividend Equity Fund
Touchstone Institutional Funds Trust
No Active Funds Currently

SCHEDULE B – Lending Funds Continued

Touchstone ETF Trust
Touchstone ETF Trust – Touchstone Dividend Select ETF
Touchstone ETF Trust – Touchstone Strategic Income ETF
Touchstone ETF Trust – Touchstone US Large Cap Focused ETF